                                                                   EXHIBIT 10.22

                 COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

                                  97-CRDA-0106

                        RAPISCAN SECURITY PRODUCTS, INC.

                                      AND

                      THE FEDERAL AVIATION ADMINISTRATION
                       WILLIAM J. HUGHES TECHNICAL CENTER


This Cooperative Research and Development Agreement (CRDA), dated
______________________ is entered into by and between Rapiscan Security Products, Inc. [RAPISCAN], and the United States of America, as represented by the Federal Aviation Administration William J. Hughes Technical Center [FAA Technical Center], located at the Atlantic City International Airport, New Jersey.

                                 A. BACKGROUND
                                 -------------

The development of effective enhanced automated baggage screening systems is a continuing effort at the Federal Aviation Administration (FAA) Technical Center. The Aviation Security Research & Development Division has been examining the potential of several technologies and is particularly interested in further development of the X-ray measurement and analysis techniques currently under development by Rapiscan. The Rapiscan technology is unique and proprietary in its particular scanning approach as well as in its image processing ability to sort out the signatures of numerous objects within a typical piece of luggage and then to identify to an operator whether a particular object constitutes a threat (explosive). The technology has been developed to the point where it is approaching the capability to meet the detection and throughput requirements for enhanced automated inspection of luggage at an airport.

                             B. OBJECTIVE AND PLAN
                             ---------------------

The intent of this CRDA is to assist Rapiscan to optimize its prototype enhanced automated X-ray baggage screening system for use at airports.

                                  C. AGREEMENT
                                  ------------

The Federal Technology Transfer Act of 1986, as amended, 15 U.S.C. 371Oa, et
                                                                          --
seq. permits the Director of the FAA Technical Center to enter into Cooperative
----
Research and Development Agreements consistent with that Act, associated Executive Orders, and agency policies.
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     ARTICLE 1.              Definitions
                             -----------

As used in this AGREEMENT, the following terms shall have the following meanings:

1.0 The term "AGREEMENT" means this Cooperative Research and Development Agreement, or"CRDA".

1.1 The term "Cooperative Research and Development Program" means the research and development work as defined in the Obligation of the Parties (OP) in Article 2, paragraph 2.1.

1.2 The term "effective date" means the date on which the Director of the FAA Technical Center signs the AGREEMENT.

1.3 The term "made" in relation to any invention means the conception or first actual reduction to practice of such invention.

1.4 The term "invention" means any invention or discovery (including software-related invention) which is or may be patentable or otherwise protected under Title 35 of the United States Code or any novel variety of plant which is or may be protectable under the Plant Variety Protection Act (7 U.S.C. 7321 et seq.).

1.5 The term "proprietary information" means information which could provide a competitive advantage to the party possessing such information and which either embodies trade secrets developed at private expense and outside of any Government contract or is confidential technical, business, or financial information provided that such information:

     a) is not generally known, or is not available from other sources without obligations concerning its confidentiality;
     b) has not been made available by the owners to others without obligations concerning its confidentiality; or,
     c) is not already available to the public without obligations concerning its confidentiality.

1.6 "Subject invention" means any invention conceived or first actually reduced to practice in the performance of work under this AGREEMENT (as described in Section 2.0 of the Obligations of the Parties attached hereto as Appendix A), but shall not include any invention conceived and first actually reduced to practice prior to the date hereof.

1.7 The term "created" in relation to any copyrightable software work means when the work is fixed in any tangible medium of expression for the first time, as provided for at 17 U.S.C. 101.

     ARTICLE 2.  Cooperative Research and Development Program
                 --------------------------------------------

2.1  Obligation of the Parties.  The cooperative research and development
     -------------------------
program performed under this AGREEMENT shall be performed in accordance with the Obligations of the Parties [OP], attached as Appendix A. The utilization of the FAA Technical Center's personnel, resources, facilities, equipment, skills, know-how, computer software and information will be consistent with its own policies, missions, and requirements. It is understood that the nature of this cooperative research is such that completion within the period of performance specified, or within the limits of financial support allocated, cannot be guaranteed. Accordingly, it is agreed that all cooperative research is to be performed on a best efforts basis. Any modifications of the OP shall be by mutual agreement between the parties and shall be incorporated into this AGREEMENT by a formally executed written amendment.

2.2  Review of Work.  Periodic conferences may be held, when deemed necessary by
     --------------
both parties, between personnel of the FAA Technical Center and RAPISCAN for the purpose of reviewing the progress of work defined in the OP of paragraph 2.1.

2.3  Principal Investigator.  The Aviation Security Research & Development
     ----------------------
Division agrees to assign a substantial portion of the work to be performed pursuant to the OP to the Aviation Security Research & Development Division, AAR-500, AAR-520. The work will be performed under the supervision of Roy Mason who, as Principal Investigator, has the responsibility for the scientific and technical conduct of this project.

2.4  Scope Change.  If at any time the Principal Investigator determines that
     ------------
the research data dictates a substantial change in the direction of the work, the FAA Technical Center shall promptly notify RAPISCAN and the parties shall make a good faith effort to agree on any necessary change to the OP. Any substantial change in the direction of work will be formalized by a mutual agreement and a change to the OP that specifies the new work to be performed, in each case signed by the FAA and by the chairman or president of RAPISCAN.

     ARTICLE 3.  Reports
                 -------

The FAA Technical Center shall prepare quarterly and final reports. These reports shall follow the guidelines in Appendix B. The final report shall be prepared within three (3) months after completing the work called for in the OP. Copies of all reports shall be forwarded to AAR-201. Any other reports as called for in the OP shall be in a format agreed upon by RAPISCAN and the PI and shall be forwarded to RAPISCAN and AAR-201.

     ARTICLE 4.  Financial Obligation
                 --------------------

The performance of research by the FAA Technical Center under this AGREEMENT is not conditioned on any advance payment of funds by RAPISCAN.

     ARTICLE 5.  Term
                 ----

The term of this AGREEMENT is for a period of 36 months, commencing on the effective date of this AGREEMENT, unless otherwise modified pursuant to Article 13.

     ARTICLE 6.  Title to Property
                 -----------------

6.1  Capital Equipment.  All capital equipment developed, acquired, and funded
     -----------------
under this AGREEMENT by the FAA Technical Center shall be the property of the FAA Technical Center, except that title to items of capital equipment provided to the FAA Technical Center by RAPISCAN or acquired by the FAA Technical Center with funds supplied by RAPISCAN (including without limitation, x-ray machines and related equipment) shall remain or vest in RAPISCAN.

6.2  Software.  Title to software developed by RAPISCAN exclusively at private
     --------
expense shall remain in RAPISCAN. Except to the extent that such software may be patentable, the Government acquires no rights to software developed by RAPISCAN in the course of participating in this AGREEMENT. Rights acquired in patentable software are set out in Article 9.

     ARTICLE 7.  Publicity, Use of Name, and Endorsement
                 ---------------------------------------

7.1  Use of Technical Center Name Prohibited.  RAPISCAN shall not use the name
     ---------------------------------------
of the FAA Technical Center on any product or service which is directly or indirectly related to either this AGREEMENT or any patent license or assignment Agreement which implements this AGREEMENT without the prior approval of the FAA Technical Center.

7.2  No Endorsement by FAA.  By entering into this AGREEMENT, the FAA Technical
     ---------------------
Center does not directly or indirectly endorse any product or service provided, or to be provided, by RAPISCAN, its successors, assignees, or licensees. RAPISCAN shall not in any way imply that this AGREEMENT is an endorsement by the FAA Technical Center of any such product or service.

7.3  Publicity.  Notwithstanding Articles 7.1 and 7.2 of this AGREEMENT,
     ---------
RAPISCAN may publicly disclose the existence of this AGREEMENT, a general discussion of the services to be performed by the FAA Technical Center hereunder and such other information as it determines reasonably necessary for compliance with applicable securities laws or listing agreements affecting its parent corporation.

     ARTICLE 8.  Publication
                 -----------

The FAA Technical Center and RAPISCAN agree to confer and consult with each other prior to publication or other public disclosure of the results of work under this AGREEMENT to ensure that no proprietary information or military critical technology is released. Furthermore, prior to submitting a manuscript for publication or before any other public disclosure, each party will offer the other party ample opportunity to review such proposed publication or disclosure, to submit objections, and to file patent applications in a timely manner.

Notwithstanding the foregoing, RAPISCAN may make such public disclosures as it determines reasonably necessary to satisfy applicable securities laws or listing agreements affecting its parent corporation without first submitting such public disclosure to the FAA Technical Center; provided, however, that a copy of such disclosure shall thereafter be provided to the FAA Technical Center.

     ARTICLE 9.  Patents
                 -------

9.1  Reporting of Inventions.  The FAA Technical Center shall promptly report to
     -----------------------
RAPISCAN each subject invention reported to the FAA Technical Center by its employees. RAPISCAN shall promptly disclose to the FAA Technical Center each subject invention reported to RAPISCAN by any of its employees. Each party shall provide the other party with copies of the patent applications it files on any subject invention along with the power to inspect and make copies of all documents retained in the official patent application files by the applicable patent office, except as may be prohibited by 35 U.S.C. 181, relating to inventions affecting the national security.

9.2  Inventions Made Solely by Employees of RAPISCAN.  The FAA Technical Center,
     ------------------------------------------------
on behalf of the U.S. Government, waives any ownership rights the U.S. Government may have in subject inventions made solely by RAPISCAN employees and agrees that RAPISCAN shall have the option to retain title to any such employee subject invention. RAPISCAN shall notify the FAA Technical Center promptly upon making this election and agrees to file timely patent applications on such subject invention at its own expense in such countries which RAPISCAN, in its own discretion, deems expedient. Nothing in this AGREEMENT shall be interpreted to require RAPISCAN to continue the prosecution of such patents, nor to maintain them in force. Should RAPISCAN choose to abandon an application once filed or decide not to pay any maintenance fee when due, RAPISCAN shall immediately grant title to such application or patent to the Government of the United States.

9.3  Inventions Made Solely by Government Employees and Joint Inventions.  The
     -------------------------------------------------------------------
FAA Technical Center, on behalf of the U.S. Government, shall have the initial option to retain title to each subject invention made solely by its employees and in each subject invention made jointly by RAPISCAN and Government employees. In the event that the FAA Technical Center informs RAPISCAN that it elects to retain title to such joint subject invention, RAPISCAN agrees to assign to the Government whatever right, title and interest RAPISCAN has in and to such joint subject invention.

9.4  Grant of Non-Exclusive License in U.S. Government Inventions.
     -------------------------------------------------------------

The FAA Technical Center, on behalf of the U.S. Government, agrees to grant to RAPISCAN, for reasonable compensation not to exceed /*/ (as defined in Appendix
C), a nonexclusive license in any invention made under this AGREEMENT, in whole or in part, by a Government employee.

9.5  Exclusive License in U.S. Government Invention in Specific Field of Use.
     ------------------------------------------------------------------------

The FAA Technical Center, on behalf of the U.S. Government, agrees to grant to RAPISCAN, for reasonable compensation, not to exceed /*/ (as defined in Appendix
C), exclusive license in any invention made under this AGREEMENT, in whole or in part, by a Government employee in the following specific field of use:

                  Automated Detection of Explosives in Baggage

9.6  Filing of Patent Application.  The party having the right to retain title
     ----------------------------
and file patent applications on a specific subject invention may elect not to file patent applications thereon provided it so advises the other party within sixty (60) days from the date it discloses the subject invention to the other party. Thereafter, the other party may elect to file patent applications on such subject invention and the party initially reporting such subject invention agrees to assign its right, title and interest in such subject invention to the other party and cooperate with such party in the preparation and filing of patent applications thereon. The assignment of the entire right, title, and interest to the other party pursuant to this paragraph shall be subject to the retention by the party assigning title of a non-exclusive, irrevocable, paid-up license to practice, or have practiced on its behalf, the subject invention throughout the world. In the event neither of the parties to this AGREEMENT elect to file a patent application on a subject invention, either or both (if a joint invention) may, at their sole discretion and subject to reasonable conditions, release the right to file to the inventor(s) with a license in each party of the same scope as set forth in the immediately preceding sentence.

9.7  Patent Expenses.  The expenses attendant to the filing of patent
     ----------------
applications as specified in 9.6 above, and all maintenance fees, shall be borne by the party filing the patent application. Any party having an obligation to pay a maintenance fee who decides not to pay such maintenance fee, shall so notify the other party of that decision in sufficient time to permit the other party to act to preserve its interest in the patent.

9.8  Prior Patents of RAPISCAN.  RESERVED
     -------------------------

----------------------------
/*/ Symbol indicates that material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

9.9  Retention of Government Rights in Inventions Made Under this AGREEMENT.
     -----------------------------------------------------------------------

     9.9.1  Government License.  RAPISCAN agrees to grant to the U.S. Government
            ------------------
a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced throughout the world by or on behalf of the Government each invention made in whole or in part by its employees under this AGREEMENT. This license shall be evidenced by a confirmatory license agreement prepared by RAPISCAN in a form satisfactory to the FAA Technical Center.

     9.9.2  March-in Rights.  In the event the FAA Technical Center assigns
            ---------------
title or grants an exclusive license to a subject invention made in whole or in part by a Government employee, the Government shall retain the right:

            a) to require RAPISCAN to grant to a responsible applicant a nonexclusive, partially exclusive, or exclusive license to use the invention in the applicant's licensed field of use, on terms that are reasonable under the circumstances; or
            b) if RAPISCAN fails to grant such a license, to grant the license itself. See 15 U.S.C. 3710a(b)(1)(B).

     9.9.3  Government Exercise of March-in Rights.  The Government may exercise
            --------------------------------------
its rights under Article 9.9.2 only in exceptional circumstances and only if the Government determines that

            a) the action is necessary to meet health or safety needs that are not reasonably satisfied by the RAPISCAN;
            b) the action is necessary to meet requirements for public use specified by Federal regulations, and such requirements are not reasonably satisfied by the RAPISCAN; or
            c) the RAPISCAN has failed to comply with an agreement containing provisions described at 15 U.S.C. 3710a(c)(4)(B) pertaining to domestic manufacture of products embodying subject inventions. See 15 U.S.C. 371Oa(b)(1)(C) and Article 15.1.3 of this AGREEMENT.

ARTICLE 10. Copyrights
            ----------

10.1 Ownership of Copyright.  RAPISCAN shall have the option to own the
     ----------------------
copyright in all software (including modifications and enhancements thereto), documentation, and other works created in whole or in part by RAPISCAN under this AGREEMENT, which is subject to being copyrighted under Title 17, United States Code. RAPISCAN shall mark any such works with a copyright notice showing RAPISCAN as the author or co-author and shall in its reasonable discretion determine whether to file applications for registration of copyright. Should RAPISCAN choose not to own the copyright in any such software, it will execute an assignment of the copyright to the U.S. Government. The Government, as represented by the FAA Technical Center, agrees to license such software to RAPISCAN on terms acceptable to the parties.

10.2 Copyright Notice.  RAPISCAN will clearly mark all copyrighted software or
     ----------------
other works provided to the Government with appropriate notices.

     ARTICLE 11.    Copyright Royalties - RESERVED
                    ------------------------------

     ARTICLE 12.    Proprietary Information
                    -----------------------

12.1 Ownership of Proprietary Information.  Subject to Articles 9 and 10, any
     ------------------------------------
proprietary information developed solely by a party under this AGREEMENT shall be owned by the party which developed it. When proprietary information (except for computer software) is developed solely by RAPISCAN, RAPISCAN agrees to grant the U.S. Government a nonexclusive, royalty-free license to use, duplicate, and disclose in confidence, such proprietary information. Any jointly developed proprietary information shall be jointly owned by the FAA Technical Center and RAPISCAN. With respect to any such jointly owned proprietary information or proprietary information developed solely by the FAA Technical Center, RAPISCAN shall have the option to obtain from the U.S. Government an exclusive royalty-free license with respect to the Government's interest in the proprietary information, provided, however, that RAPISCAN shall exercise its option within twenty-four (24) months after termination or expiration of the AGREEMENT. This license is subject to reservation by the U.S. Government of a royalty-free right to use, duplicate, and disclose in confidence, the licensed proprietary information for Governmental purposes, and to permit others to do so on behalf of the U.S. Government and on behalf of any foreign Government or international organization pursuant to any existing or future treaty or agreement with the United States. The terms of any license respecting proprietary information developed solely by the FAA Technical Center shall be limited in accordance with 15 U.S.C. 3710a(c)(7)(B) dealing with exemptions to the Freedom of Information Act, 5 U.S.C. 552. Computer software developed solely by RAPISCAN is covered by
Article 6.2 "Software."

12.2 Proprietary Notice.  The parties will mutually develop an appropriate
     ------------------
proprietary notice(s) for use in connection with this AGREEMENT. The parties agree to cooperate in removing or remarking any information marked as proprietary information which ceases to be proprietary information, for reasons set forth in Article 1.5 or because the information was publicly disclosed in a patent, copyrighted work, or as may be required by law.

     ARTICLE 13.    Expiration, Termination, Disputes and Extensions
                    ------------------------------------------------

13.1 Expiration and Termination.  This AGREEMENT shall expire as specified in
     --------------------------
Article 5 unless both parties hereto agree in writing to extend it further. However, either party may terminate this AGREEMENT upon delivery of written notice at least ninety (90) days prior to such termination. Each party shall bear its own costs resulting from or related to the termination.

13.2 Disputes.  RAPISCAN and the FAA Technical Center recognize that disputes
     --------
arising under this AGREEMENT are best resolved at the local working level by the parties directly involved. Both parties are encouraged to be imaginative in designing mechanisms and procedures to resolve disputes at this level. Any dispute arising under this AGREEMENT which is not disposed of by agreement of the parties shall be submitted jointly to the Administrator, Federal Aviation Administration, or his designee, for resolution. Subject to the rights, if any, of RAPISCAN to seek judicial relief, the decision of the Administrator, or his designee, shall be final.

13.3 Continuation of Cooperative Research Pending Resolution.  Pending the
     -------------------------------------------------------
resolution of any dispute under this Article, work under this AGREEMENT will continue as elsewhere provided herein.

13.4 Obligations Surviving Termination.  Termination of this AGREEMENT by either
     ---------------------------------
party for any reason shall not affect the rights and obligations of the parties accrued prior to the effective date of termination of this AGREEMENT. No termination of this AGREEMENT, however effectuated, shall release the parties hereto from their rights, duties and obligations under Articles 3, 4, 6, 7, 8, 9, 10, 11, and 12.

13.5 Extensions.  Extensions of the term of this AGREEMENT may be made prior to
     ----------
the expiration of the AGREEMENT without the need for additional review beyond that of the Director, FAA Technical Center, ACT-1. If the parties wish to continue the work called for under the OP after the expiration of this AGREEMENT, they may enter into a new CRDA.

     ARTICLE 14.    Independent Contractors
                    -----------------------

The parties to this AGREEMENT are independent contractors and are not agents of each other, joint venturers, partners or joint parties to a formal business organization of any kind. Neither party is authorized or empowered to act on behalf of the other with regard to any contract, warranty or representation as to any matter and neither party will be bound by the acts or conduct of the other. Each party will maintain sole and exclusive control over its own personnel and operations.

     ARTICLE 15.    Representations and Warranties
                    ------------------------------

15.1 Representations and Warranties of the FAA Technical Center.  The FAA
     ----------------------------------------------------------
Technical Center hereby represents and warrants to RAPISCAN as follows:

     15.1.1  Mission.  The performance of the activities specified by this
             -------
AGREEMENT are consistent with the mission of the FAA Technical Center.

     15.1.2  Authority.  All prior reviews and approvals required by regulations
             ---------
or law have been obtained by the FAA Technical Center prior to the execution of the AGREEMENT. The FAA Technical Center official executing this AGREEMENT has the requisite authority to do so. Notwithstanding the delegation of authority to execute the AGREEMENT to the Director of the FAA Technical Center, ACT-1, the Administrator, Federal Aviation Administration, or his designee, pursuant to 15 U.S.C. 3710a(c)(5)(A), may disapprove or require the modification of this AGREEMENT within thirty (30) days of the date it is presented to him by the FAA Technical Center.

     15.1.3         Statutory Compliance.  The FAA Technical Center, prior to
                    --------------------
entering into this AGREEMENT, has (1) given special consideration to entering into CRDAs with small business firms and consortia involving small business firms; (2) has given preference to business units located in the United States which agree that products embodying inventions made under the AGREEMENT or produced through the use of such inventions will be manufactured substantially in the United States and; (3) in the event this AGREEMENT is made with an industrial organization or other person subject to the control of a foreign company or Government, taken into consideration whether or not such foreign Government permits United States agencies, organizations, or other persons to enter into CRDAs and licensing agreements with such foreign country.

15.2 Representations and Warranties of RAPISCAN.  RAPISCAN hereby represents and
     ------------------------------------------
warrants to the FAA Technical Center as follows:

     15.2.1         Corporate Organization.  RAPISCAN, as of the date hereof,
                    ----------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

     15.2.2         Statement of Ownership.  RAPISCAN is neither foreign
                    ----------------------
controlled nor a subsidiary of a foreign controlled entity.

     15.2.3         Power and Authority.  RAPISCAN has the requisite power and
                    -------------------
authority to enter into this AGREEMENT and to perform according to the terms thereof.

     15.2.4         Due Authorization.  The Board of Directors and shareholders
                    -----------------
of RAPISCAN have taken all actions required to be taken by law, RAPISCAN's Certificate or Articles of Incorporation, its bylaws or otherwise, to authorize the execution and delivery of this AGREEMENT.

     15.2.5         No Violation.  The execution and delivery of this AGREEMENT
                    ------------
does not contravene any material provision of, or constitute a material default under any material Agreement binding on RAPISCAN or any valid order of any court, or any regulatory agency or other body having authority to which RAPISCAN is subject.

     ARTICLE 16.    Liability
                    ---------

16.1 Tort Liability of Government.  The U.S. Government shall not, except for
     ----------------------------
gross negligence, fraud, abuse, or misuse, be responsible for any property of RAPISCAN consumed, damaged, or destroyed in the performance of this AGREEMENT. Any liability of the U.S. Government is determined pursuant to the Federal Tort Claims Act, 28 U.S.C. 2671 et seq.
                           -------

16.2 Personal Injury and Damage to Property.  RAPISCAN agrees to hold and save
     --------------------------------------
the Government, its officers, agents, and employees harmless from liability of any nature or kind, including costs and expenses, for, or on account of, any or all suits or damages of any character whatsoever resulting from injuries or damages sustained by any person or persons or property by virtue of negligence on the part of RAPISCAN, its officers, agents, and employees in the performance of this AGREEMENT.

16.3 No Warranty.  Except as specifically stated in Article 15, neither the FAA
     -----------
Technical Center nor RAPISCAN makes NO express or implied warranty as to any matter whatsoever, including the conditions of the research or any invention or product, whether tangible or intangible, made or developed under this agreement, or the ownership, MERCHANTABILITY, or fitness for a particular purpose of the research or any invention or product.

16.4 Indemnification.  RAPISCAN holds the U.S. Government harmless and
     ---------------
indemnifies the Government for all liabilities, demands, damages, expenses and losses arising out of the use by RAPISCAN, or any party acting on its behalf or under its authorization, of the FAA Technical Center's research and technical developments or out of any use, sale or other disposition by RAPISCAN, or others acting on its behalf or with its authorization, of products made by the use of the FAA Technical Center's technical developments. This provision shall survive termination of this AGREEMENT.

16.5 Disposal of Toxic or Other Waste.  - RESERVED
     --------------------------------

     ARTICLE 17.    Force Majeure
                    -------------

Neither party shall be liable for any unforeseeable event beyond its reasonable control not caused by the fault or negligence of such party, which causes such party to be unable to perform its obligations under this AGREEMENT (and which it has been unable to overcome by the exercise of due diligence), including, but not limited to, flood, drought, earthquake, storm, fire, pestilence, lightning and other natural catastrophes, epidemic, war, riot, civic disturbance or disobedience, strikes, labor dispute, or failure, threat of failure, or sabotage, or any order or injunction made by a court or public agency other than an order or injunction made by or at the request of the FAA. In the event of the occurrence of such a force majeure event, the party unable to perform shall promptly notify the other party. It shall further use its best efforts to resume performance as quickly as possible and shall suspend performance only for such period of time as is necessary as a result of the force majeure event.

     ARTICLE 18.    Miscellaneous
                    -------------

18.1 No Benefits.  No member of, or delegate to the United States Congress, or
     -----------
resident commissioner, shall be admitted to any share or part of this AGREEMENT, nor to any benefit that may arise therefrom; but this provision shall not be construed to extend to this AGREEMENT if made with a corporation for its general benefit.

18.2 Governing Law.  The construction, validity, performance, and effect of this
     -------------
AGREEMENT for all purposes shall be governed by the laws applicable to the Government of the United States.

18.3 Entire Agreement.  This AGREEMENT constitutes the entire agreement between
     ----------------
the parties concerning the subject matter of this AGREEMENT.

18.4 Headings.  Titles and headings of the Sections and Subsections of this
     --------
AGREEMENT are for the convenience of references only and do not form a part of this AGREEMENT and shall in no way affect the interpretation thereof.

18.5 Waivers.  None of the provisions of this AGREEMENT shall be considered
     -------
waived by any party hereto unless such waiver is given in writing to all other parties. The failure of any party to insist upon strict performance of any of the terms and conditions hereof, or failure or delay to exercise any rights provided herein or by law, shall not be deemed a waiver of any rights of any party hereto.

18.6 Severability.  The illegality or invalidity of any provisions of this
     ------------
AGREEMENT shall not impair, affect or invalidate the other provisions of this AGREEMENT.

18.7 Amendments.  If either party desires a modification in this AGREEMENT, the
     ----------
parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of such modification. Such modification shall not be effective until a written amendment is signed by the FAA and the chairman or president of RAPISCAN.

18.8 Assignment.  Neither this AGREEMENT nor any rights or obligations of any
     ----------
party hereunder shall be assigned or otherwise transferred by either party without the prior written consent of the other party.

18.9 Export Controls.  Information and/or products developed pursuant to this
     ---------------
AGREEMENT may contain information for which export is restricted by the Arms Control Act (22 U.S.C. 2571 et seq.) or the Export Administration Act (50 U.S.C.
                            -------
2401 et seq.).  Nothing in this AGREEMENT shall be construed to permit any
     -------
disclosure in violation of those restrictions.

     ARTICLE 19.    Notices
                    -------

Notices, communications, and payments hereunder shall be deemed made if given by registered or certified envelope, postage prepaid, and addressed to the party to receive such notice, communication or payment at the address given below, or such other address as may hereafter be designated by notice in writing.

A.   Formal notices under this AGREEMENT shall be addressed as follows:


     FAA Technical Center:
Name:       Jennelle Derrickson, AAR-201
Address:    Federal Aviation Administration
            William J. Hughes Technical Center
            Atlantic City International Airport
            New Jersey, 08405
Telephone:  609-485-5096

     RAPISCAN:

Name:       Andreas F. Kotowski
Address:    2830 Temple Avenue
            Long Beach, California 90806
Telephone:  562-427-0515

cc:
Name:       Allan B. Duboff, Esq.
            Richman, Lawrence, Mann, Chizever & Phillips
Address:    9601 Wilshire Boulevard
            Penthouse
            Beverly Hills, California 90210
Telephone:  310-274-8300


B.  Correspondence relating to technical matters should be addressed as follows:

     FAA Technical Center:
Name:       Jennelle Derrickson, AAR-201
Address:    Federal Aviation Administration
            William J. Hughes Technical Center
            Atlantic City International Airport
            New Jersey, 08405
Telephone:  609-485-5096

     AAR-520:

Name:       Roy Mason, AAR-520
Address:    FAA Technical Center
            Atlantic City International Airport
            Atlantic City, NJ 08405
Telephone:  609-485-4153


     RAPISCAN:
Name:       Peter Modica
Address:    2830 Temple Avenue
            Long Beach, California 90806
Telephone:  562-427-0515

cc:
Name:       Andreas F. Kotowski
Address:    2830 Temple Avenue
            Long Beach, California 90806
Telephone:  562-427-0515

     ARTICLE 20.    Review and Ratification
                    -----------------------

20.1 Review of CRDA by ARA-1.  One copy of this document must be presented to
     -----------------------
the Associate Administrator for Research and Acquisitions, ARA-1, Federal Aviation Administration, for review. Receipt of this document by ARA-1 will begin a thirty (30) day period during which the AGREEMENT may be disapproved or modification required. If no notice of disapproval or required modification is received from the ARA-1 during the review period, this AGREEMENT shall enter into effect as of the date of the signature of the Director of the FAA Technical Center, ACT-1.

20.2 Ratification by RAPISCAN.  In the event that the Associate Administrator
     ------------------------
for Research and Acquisitions, ARA-1, Federal Aviation Administration, exercises the authority reserved by Article 15.1.2, RAPISCAN shall have thirty (30) days from notification of the required modifications to ratify the modifications or terminate the AGREEMENT.

20.3 Certification.  This AGREEMENT has been received by the Aviation Security
     -------------
Research & Development Division of the Federal Aviation Administration, AAR-500. The effort called for under this AGREEMENT is consistent with the mission of the FAA Technical Center and the participation by the Technical Center in this AGREEMENT is endorsed and supported by the Manager of the Aviation Security Research & Development Division, AAR-500.



 /s/ Paul A. Polski
----------------------------------------------------------
Paul A. Polski, Division Manager
Aviation Security Research & Development Division, AAR-500


DATE: 3/13/98
      -------

IN WITNESS THEREOF, the Parties have caused this AGREEMENT to be executed in duplicate by their duly authorized representatives as follows:

RAPISCAN SECURITY PRODUCTS, INC.



BY  /s/ Andreas F. Kotowski
   ------------------------

NAME:  Andreas F. Kotowski

TITLE: President

DATE:



FAA WILLIAM J. HUGHES TECHNICAL CENTER



BY:  /s/ Anne Harlan
    ----------------

NAME:  Anne Harlan

TITLE: Director

DATE:  5/13/98
       -------

                                   APPENDIX A

                 COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT
                         FAA TECHNICAL CENTER/RAPISCAN

                           OBLIGATION OF THE PARTIES


1.0  STATEMENT OF WORK
     -----------------

BACKGROUND

The development of effective enhanced automated baggage screening systems is a continuing effort at the Federal Aviation Administration (FAA) Technical Center. The Aviation Security Research & Development Division has been examining the potential of several technologies and is particularly interested in further development of the X-ray measurement and analysis techniques currently under development by Rapiscan. The Rapiscan technology is unique and proprietary in its particular scanning approach as well as in its image processing ability to sort out the signatures of numerous objects within a typical piece of luggage and then to identify to an operator whether a particular object constitutes a threat (explosive). The technology has been developed to the point where it is approaching the capability to meet the detection and throughput requirements for enhanced automated inspection of luggage at an airport.

OBJECTIVE AND PLAN

The intent of this CRDA is to assist Rapiscan to optimize its prototype enhanced automated X-ray baggage screening system for use at airports.

EXPECTED RESULTS

As a result of this agreement, we anticipate that there will be progress toward developing enhanced automated baggage screening systems that can more effectively screen carry-on and checked passenger luggage at airports.

CONSTRAINTS

All information concerning system performance generated under this agreement will be covered by the Classification Guide for FAA Explosives Detection Systems Information and Data. No classified information shall be generated or received by Rapiscan unless site and personnel clearances are granted by the Defense Investigative Service. Participation in testing shall be restricted to those personnel having the need to know and possessing the appropriate security clearance. However, participation of Rapiscan personnel is considered essential. FAA will attempt to conduct the tests in a fashion that will allow the widest possible participation by Rapiscan personnel and consultants without comprising classified information. Rapiscan will supply cleared personnel to participate in the testing whenever possible.

All explosive materials used during testing shall be handled by trained personnel. FAA will have the responsibility for providing the explosives test articles. Storage, handling, and transportation shall be in compliance with established safety procedures and shall be in compliance with local, state, FAA, and Federal regulations.

All reports generated resulting from work covered by this CRDA shall be consistent with both security procedures and non-disclosure agreements and are releasable only with the approval of FAA and the Rapiscan technical contact.

2.0  OBLIGATIONS OF THE PARTIES
     --------------------------

     2.1  Obligations of the FAA Technical Center

FAA shall provide assistance in several areas of development. These include: collaboration with FAA scientists, engineers, consultants, and testing personnel; use of laboratory facilities, including assistance in obtaining test samples of explosives, detonators, and luggage; and coordination with airports and Government agencies to facilitate obtaining performance data. FAA will provide test samples that include typical explosives in quantities used by terrorists against civil aviation. FAA will supply both clean actual passenger bags and bags with explosives concealed in a manner consistent with known terrorist threats. FAA will test for Probability of Detection and False Alarm rate as a function of weight and type of explosive. The threat objects may be either bulk or sheet explosives. Additional threat objects may be added to characterize system performance. FAA will provide to Rapiscan information consistent with security regulations so that system performance can be optimized.

     2.2  Obligations of Rapiscan:

Under this agreement, Rapiscan shall furnish to the FAA one or more of its prototype X-ray machines for testing and data collection at the Technical Center or at appropriate sites, for times and duration that are mutually acceptable. Rapiscan will provide to FAA information regarding system operation, system design, and algorithm development. Any information that is company proprietary shall be so labeled and will be treated accordingly. If testing of the Rapiscan X-ray system is to be done either at the FAA Technical Center or at Los Angeles Airport, Rapiscan will make the arrangements and pay for the shipping. At sites other than the above, the arrangements and cost of shipping will be negotiated between Rapiscan and FAA.

                                   APPENDIX B
                       QUARTERLY PROGRESS REPORT (PAGE 1)


CRDA #:  97-A-0106     Quarterly Report #                Date:
       --------------                     -------------       -----------------

Subject: X-Ray and Computer Automation
         -----------------------------

PI: Roy Mason
    ---------

Route Symbol: AAR-520                 Phone: 609-485-4153
              -------                        ------------

Initiation Date:                      Term: 36 months
                -------------               ---------

Collaborator (CRO): Rapiscan Security Products, Inc.
                    --------------------------------

STATUS:
(Brief narrative)











Check appropriate box:
[_] Will complete on time
[_] Will require more time (only)
[_] Will require more time and minor change in Obligations of the Parties
[_] Will require major change in Scope of Work
[_] Will complete on time and extend activities under a new CRDA
[_] Other:_____________________________________________________________________

                       QUARTERLY PROGRESS REPORT (PAGE 2)


Please provide supplementary cost data for the FAA that reflect any changes from the original cost estimate you submitted to the TTPO.

                          SUPPLEMENTARY COST DATA: FAA

CATEGORY                                                  DATA
1. PERSONNEL
   A.  Number of people                                   ____
   B.  Person hours (total)                               ____
   C.  Cost/hour                                          ____

           B x C = dollars                           (1)  ____

2. FACILITIES
   A.  Storage
       1.  Days used                                      ____
       2.  Cost/day                                       ____

   B.  Facilities usage
       1.  Hours used                                     ____
       2.  Cost/hour                                      ____

           A.1 x A.2 = dollars                       (2)  ____
           B.1 x B.2 = dollars                       (3)  ____


3. EQUIPMENT/SUPPLIES
   A.  Existing equipment
       1.  Hours used                                     ____
       2.  Cost/hour                                      ____

           A.1 x A.2 = dollars                        (4) ____


   B.  Newly purchased for this CRDA (total dollars)  (5) ____

TOTAL VALUE OF CRDA (1 + 2 + 3 + 4 + 5)                   ____

                       QUARTERLY PROGRESS REPORT (PAGE 3)


Please provide supplementary cost data for the FAA that reflect any changes from the original cost estimates you submitted to the TTPO.

                  SUPPLEMENTARY COST DATA: CRO (COLLABORATOR)

CATEGORY                                                  DATA
1. PERSONNEL
   A.  Number of people                                   ____
   B.  Person hours (total)                               ____
   C.  Cost/hour                                          ____

           B x C = dollars                           (1)  ____

2. FACILITIES
   A.  Storage
       1.  Days used                                      ____
       2.  Cost/hour                                      ____

   B.  Facilities usage
       1.  Hours used                                     ____
       2.  Cost/hour                                      ____

           A.1 x A.2 = dollars                       (2)  ____
           B.1 x B.2 = dollars                       (3)  ____


3. EQUIPMENT/SUPPLIES
   A.  Existing equipment
       1.  Hours used                                     ____
       2.  Cost/hour                                      ____

           A.1 x A.2 = dollars                        (4) ____


   B.  Newly purchased for this CRDA (total dollars)  (5) ____

4. FUNDS (OTHER DOLLARS EXPENDED FOR THIS CRDA)       (6) ____

TOTAL VALUE OF CRDA (1 + 2 + 3 + 4 + 5 + 6)               ____

                             FINAL REPORT (PAGE 1)

CRDA # 97-A-0106                Date: 1/27/97
       ---------                      -------

Subject: X-Ray and Computer Automation
         -----------------------------

PI: Roy Mason
    ---------

Route Symbol: AAR-520                 Phone: 609-485-4153
              -------                        ------------

Initiation Date:                      Term: 36 MONTHS
                ---------------             ---------

Collaborator (CRO): Rapiscan Security Products, Inc.
                    --------------------------------

Prepare a brief narrative report discussing the highlights of the project. Address the following topics (use additional pages if necessary).

SUCCESSES (How the project met or exceeded its objectives):



SHORTCOMINGS (Disappointments, limitations, shortfalls):



CONTINUING ACTIVITIES (Follow-on work; other research; additional agreements):



TECHNOLOGY TRANSFER APPLICATIONS (Commercial applications, markets, etc.):

                             FINAL REPORT (PAGE 2)


Please provide supplementary cost data for the FAA that reflect any changes from the original cost estimates you submitted to the TTPO.

                          SUPPLEMENTARY COST DATA: FAA

CATEGORY                                                  DATA
1. PERSONNEL
   A.  Number of people                                   ____
   B.  Person hours (total)                               ____
   C.  Cost/hour                                          ____

           B x C = dollars                           (1)  ____

2. FACILITIES
   A.  Storage
       1.  Days used                                      ____
       2.  Cost/hour                                      ____

   B.  Facilities usage
       1.  Hours used                                     ____
       2.  Cost/hour                                      ____

           A.1 x A.2 = dollars                       (2)  ____
           B.1 x B.2 = dollars                       (3)  ____


3. EQUIPMENT/SUPPLIES
   A.  Existing equipment
       1.  Hours used                                     ____
       2.  Cost/hour                                      ____

           A.1 x A.2 = dollars                        (4) ____


   B.  Newly purchased for this CRDA (total dollars)  (5) ____

TOTAL VALUE OF CRDA (1 + 2 + 3 + 4 + 5)                   ____

                             FINAL REPORT (PAGE 3)


Please provide supplementary cost data for the FAA that reflect any changes from the original cost estimates you submitted to the TTPO.

                  SUPPLEMENTARY COST DATA: CRO (COLLABORATOR)

CATEGORY                                                  DATA
1. PERSONNEL
   A.  Number of people                                   ____
   B.  Person hours (total)                               ____
   C.  Cost/hour                                          ____

           B x C = dollars                           (1)  ____

2. FACILITIES
   A.  Storage
       1.  Days used                                      ____
       2.  Cost/hour                                      ____

   B.  Facilities usage
       1.  Hours used                                     ____
       2.  Cost/hour                                      ____

           A.1 x A.2 = dollars                       (2)  ____
           B.1 x B.2 = dollars                       (3)  ____


3. EQUIPMENT/SUPPLIES
   A.  Existing equipment
       1.  Hours used                                     ____
       2.  Cost/hour                                      ____

           A.1 x A.2 = dollars                        (4) ____


   B.  Newly purchased for this CRDA (total dollars)  (5) ____

4. FUNDS (OTHER DOLLARS EXPENDED FOR THIS CRDA)       (6) ____

TOTAL VALUE OF CRDA (1 + 2 + 3 + 4 + 5 + 6)               ____

                                   APPENDIX C

DEFINITIONS FOR CALCULATING THE ROYALTY RATES MENTIONED IN SECTION 9.4 AND
SECTION 9.5:

     (a) "Component Products" shall mean Products which are incorporated in, or a component of, another item or device.

     (b) /*/

     (c) "Products" shall mean items or devices that include and rely on licensed technology and any elements or applications thereof that are incorporated therein, or components or intermediate structures thereof.

/*/ Symbol indicates that material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.